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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

         SUPPLEMENT DATED JULY 27, 2009 TO PROSPECTUS DATED MAY 1, 2009

                           Now Offering NAV Contracts

This Supplement announces the availability of NAV Contracts beginning July 27, 2009. It supplements the prospectus dated May 1, 2009 for John Hancock "ANNUITYNOTE SERIES 1 VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

You should read this Supplement together with the prospectus for the Contract you purchase (the "Annuity Prospectus"), and retain both documents for future reference. We use certain defined terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 or, in New York, at1-800-551-2078 to request a free copy. You may also visit us at www.jhannuities.com or www.jhannuitiesnewyork.com.

NAV CONTRACTS ARE NOW AVAILABLE

Effective July 27, 2009, the ANNUITYNOTE SERIES 1 VARIABLE ANNUITY NAV Contract is available for purchase. Please carefully read the Annuity Prospectus for a description of the contract and its charges.

AnnuityNote

0609   333-143073
       333-143074
       333-143075
       333-143076